SUPPLEMENT DATED JANUARY 14, 2000
TO PROSPECTUS DATED MAY 1, 1999
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                     VARIABLE ACCUMULATION ANNUITY CONTRACTS
                          (TDA, IRA AND FPA CONTRACTS)

                                    Issued by
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                    320 Park Avenue, New York, New York 10022

                                   Through its
                             SEPARATE ACCOUNT NO. 2
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Mutual of America Life Insurance  Company hereby  supplements the information in the Prospectus, dated May 1, 1999, for its Tax Deferred Annuity Contracts, Individual Retirement Annuity Contracts (IRA Contracts), Flexible Premium Deferred Annuity Contracts (FPA Contracts) and Voluntary Employee Contribution Contracts by adding the following:

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                     ASSUMPTION OF AMERICAN LIFE CONTRACTS
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As part of a consolidation of our insurance operations,  we have entered into an assumption reinsurance agreement with our wholly-owned subsidiary, The American Life Insurance Company of New York (American Life). Under this agreement, American Life will cede and Mutual of America will seek to assume substantially all of American Life's outstanding individual business, including Individual Retirement Annuity Contracts and Flexible Premium Deferred Annuity Contracts (together, the American Life IRA and FPA Contracts). We believe that by combining all of our insurance operations into one entity, we will improve service to our contractowners and policyowners and obtain economies of scale. After we assume American Life's business, we intend to sell the outstanding common stock of American Life to a third party.

We expect the initial transfer of American Life IRA and FPA Contracts to us to take place on April 1, 2000, or as soon thereafter as Mutual of America and American Life obtain all necessary approvals from state insurance departments and under federal securities laws. An additional transfer of remaining American Life IRA and FPA Contracts may be made in connection with our sale of America Life. In the majority of states, American Life Contractowners have the right to opt out of the transfer by providing timely notice to American Life. In the remaining states, American Life Contractowners must consent to the transfer before it can occur.

Our IRA Contracts and FPA Contracts described in this Prospectus are identical to the American Life IRA and FPA Contracts, except for the identity of the issuer and the separate account and the right under our IRA and FPA Contracts for owners with amounts allocated to our General Account to participate in our divisible surplus. Account balances, unit values, number of accumulation units in each Separate Account Fund and the available Underlying Funds will be the same under assumed IRA and FPA Contracts as under the American Life IRA and FPA Contracts.

We will issue a Certificate of Assumption to each American Life Contractowner whose contract is being assumed by us. The Certificate in effect will cause the American Life IRA or FPA Contract to be exchanged for our IRA or FPA Contract. We will become the issuer in place of American Life and will have all of the obligations and hold all of the assets under the assumed Contract through our General Account and Separate Account No. 2.

The terms Participant and you in this Prospectus include owners of American Life IRA and FPA Contracts that we have assumed.